Exhibit 10.7

SETTLEMENT AGREEMENT

This Settlement Agreement is entered into on this 26th day of June, 2020 by and between Jagemann Stamping Company, a Wisconsin corporation (“Jagemann”), on the one hand and Enlight Group II, LLC, a Delaware limited liability company (“Enlight”), and AMMO, Inc., a Delaware corporation (“AI”) on the other hand. Enlight and AI are referred to herein collectively as “AMMO”. Jagemann and AMMO are referred to herein individually as a “Party and collectively as the “Parties”.

Recitals

A. Enlight and AI (as guarantor) are parties to a Promissory Note, dated as of March 14, 2019, as amended to date (as so amended, the “Note”), in favor of Jagemann in the original principal amount of $10,400,000.

B. Enlight is a party to a Security Agreement, dated as of March 14, 2019 (the “Security Agreement”) in favor of Jagemann. Pursuant to the Security Agreement, Jagemann has a security interest in the assets listed on Exhibit A to the Security Agreement, including but not limited to certain tooling and equipment located within Jagemann’s facility located at 5757 West Custer Street, Manitowoc, Wisconsin 54221-0217 (the “Facility”).

C. Jagemann and Enlight are parties to an Administrative and Management Services Agreement, effective as of March 14, 2019 (the “Services Agreement”), whereby Jagemann has provided certain access to portions of the Facility and other administrative and management services to Enlight.

D. Jagemann, Enlight, and AI are parties to an Amended Asset Purchase Agreement dated as of March 14, 2019 (the “APA”).

E. Jagemann has alleged that Enlight and AI are in default and/or breach of the Note, the Security Agreement, the Services Agreement, and that Enlight has failed to pay for products and services sold to Jagemann. Enlight and AI have alleged that Jagemann breached the APA and other legal duties in connection with the sale of certain assets pursuant to the APA. These allegations by the Parties are referred to hereafter as the “Dispute.”

F. Jagemann and AMMO have agreed to settle and compromise the Dispute in order to avoid litigation and expenses, without admission of liability by any Party;

G. Jagemann and AMMO, in consideration of these Recitals and the Mutual Covenants set forth below, agree as follows:

Mutual Covenants

1. Effectiveness. This Settlement Agreement is effective upon and the Parties execution of the Agreement, payment of the amount set forth in Section 2 below and execution and delivery of the promissory notes and related documents referenced in Sections 3 and 4 below.

2. Payment. Upon execution of this Settlement Agreement, AMMO shall pay Jagemann $1,269,977 by wire transfer based on wire transfer instructions provided by Jagemann.

3. New Promissory Notes and Collateral. Upon execution of this Settlement Agreement, AMMO shall provide Jagemann (a) new promissory notes in the form of those attached as Exhibits A-1 and A-2 to this Settlement Agreement in the aggregate principal amount of $8,439,597 (collectively, the “New Notes”), (b) general business security agreements in the forms agreed to by the Parties granting Jagemann liens on all personal property of AMMO, (c) a landlord waiver in the form agreed to by the Parties from AI’s Payson, Arizona landlord and (d) an intercreditor agreement in the form agreed to by the Parties among Jagemann, AMMO and AMMO’s other lenders. The Note in the form of Exhibit A-1 shall reflect a refinancing of the principal balance of the Note and a reduction of the outstanding principal balance of the Note. The Note in the form of Exhibit A-2 shall reflect a refinancing of the aggregate outstanding balance of amounts owing by Enlight to Jagemann for accrued interest and for products and services sold by Jagemann to Enlight, after payment of the amount referenced in Section 2 above.

4. Use Agreement. Upon execution of this Settlement Agreement, the Parties shall enter into a new use agreement governing the use of that portion of the Facility currently used by AMMO, in the form of that attached as Exhibit B (the “New Use Agreement”).

5. Termination of Services Agreement. Upon the effectiveness of this Settlement Agreement, including effectiveness of the New Use Agreement, the Services Agreement shall automatically and without further action by the Parties terminate, and all obligations of the Parties set forth therein be shall deemed to be null and void. For the avoidance of doubt, upon the effectiveness of this Settlement Agreement, except as expressly stated in the New Use Agreement, Jagemann is not obligated to provide any services to AMMO in the future, absent a mutual agreement to provide such services at rates/charges and terms for such services that are mutually agreeable to the Parties.

6. AI Option to Repurchase Stock. Upon the effectiveness of this Settlement Agreement and continuing through and including April 1, 2021, provided that no default or event of default then exists under the New Notes, AI shall have the option (the “Option”) to repurchase from Jagemann up to 1,000,000 shares (“Shares”) of AI restricted stock remitted to Jagemann by AMMO as part of the original consideration paid under the APA. The price for any the Shares purchased by AI shall be paid in cash in an amount equal to $1.50 per Share. In the event AMMO desires to exercise the Option, it shall provide written notice of such election to Jagemann on or prior to April 1, 2021, and Jagemann will transfer such shares to AMMO, contemporaneous with payment therefor, within 10 days of such notice. The Parties agree to execute, at their own respective expense, such documentation as is required to reflect the transfer of such Shares. Such documentation will include a replacement certificate of shares without any restrictive legend issued by AI and evidence that the replacement shares are duly authorized and validly issued.

In the event of any stock dividend, stock split, combination or exchange of AMMO shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of AMMO assets to shareholders, or any other change affecting Shares, such that an adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option, then Jagemann and AMMO will adjust the aggregate number of Shares and price per Share accordingly. For example, in the case of a 2-for-1 stock split affecting the Shares, the number of Shares subject to the Option will increased to 2,000,000 and the price per share decreases to $0.75 per share.

7. Inventory. Jagemann is currently holding certain brass casing inventory related to Enlight’s business at the Facility (the “Subject Inventory”). Attached as Exhibit C is a listing of the Subject Inventory. AMMO agrees to use best efforts to purchase the Subject Inventory from Jagemann within 120 days after the date of this Settlement Agreement. Jagemann shall have the right to sell the Subject Inventory as it sees fit if AMMO does not purchase the Subject Inventory during such period, and AMMO hereby agrees that any such sale of the Subject Inventory shall not constitute a violation of any agreement by and among the Parties, including but not limited to the Intellectual Property Sale, Assignment & License Agreement between Jagemann and Enlight entered into as of March 14, 2019. Notwithstanding the foregoing and for the avoidance of doubt, upon the effectiveness of this Settlement Agreement, Jagemann is not obligated to sell inventory to AMMO in the future, absent a mutual agreement to provide such inventory on terms that are mutually agreeable to the Parties.

8. Jagemann Releases AMMO. Jagemann, for itself and its parent company, subsidiaries, affiliated entities, insurers, predecessors, successors, assigns, officers, directors, shareholders, employees, attorneys and agents, (hereinafter collectively the “Jagemann Releasing Parties”) releases and discharges AMMO, its parent company, subsidiaries, affiliated entities, insurers, predecessors, successors, assigns, officers, directors, shareholders, employees, attorneys and agents, (hereinafter collectively the “AMMO Released Parties”), from any and all claims, known or unknown, which the Jagemann Releasing Parties now has or in the future may have arising from anything that has occurred prior to the date of this release.

9. AMMO Releases Jagemann. AMMO, for itself and its parent company, subsidiaries (including but not limited to Enlight), affiliated entities, insurers, predecessors, successors, assigns, officers, directors, shareholders, employees, attorneys and agents, (hereinafter collectively the “AMMO Releasing Parties”) releases and discharges Jagemann, its parent company, subsidiaries, affiliated entities, insurers, predecessors, successors, assigns, officers, directors, shareholders, employees, attorneys and agents, (hereinafter collectively the “Jagemann Released Parties”), from any and all claims, known or unknown, which the AMMO Releasing Parties now has or in the future may have arising from anything that has occurred prior to the date of this release.

10. Unknown Personal Injury or Property Damage Claims. Notwithstanding the releases contained in Sections 8 and 9 above, Jagemann and AMMO agree that, in the event of a future claim arising out of personal injury or property damage first asserted and first known after the effectiveness of this Settlement Agreement brought against any of the Jagemann Releasing Parties or AMMO Releasing Parties by a third-party (i.e. not any of the Jagemann Releasing Parties or AMMO Releasing Parties) each of Jagemann and AMMO reserve their rights to assert claims for contribution or indemnification, under any basis at law or in equity, against the other Party or any other person being released in Sections 8 and 9 above.

11. Opportunity to Consult with Counsel/Consider Future Claims. The Parties acknowledge that they have had a reasonable opportunity to consult with counsel concerning this Settlement Agreement. The Parties also acknowledge that they are providing mutual, general releases and have had a reasonable opportunity to consider whether there may be damages, injuries, claims, obligations and liabilities which presently are unknown, unforeseen or not yet in existence, and intend to release same as set forth in this Settlement Agreement.

12. No Acknowledgment of Fault. The Parties agree that this settlement is the compromise of disputed claims and agree that nothing in this Settlement Agreement shall be construed as an admission of any fault or liability by any Party.

13. Exchange of Signatures. Signature pages may be transmitted by facsimile or electronically. Upon delivery via facsimile or electronically, a signature shall be deemed an original and shall be admissible in evidence.

14. Entire Agreement. This Settlement Agreement represents the entire agreement between the Parties and supersedes all prior negotiations, representations or agreements between the Parties, either written or oral. The Parties are not relying on any statements or promises other than what is said in this Settlement Agreement.

15. Amendment to Agreement. This Settlement Agreement may be amended only by written instrument designated as an amendment to this Settlement Agreement and executed by the Parties to this Settlement Agreement (or their successors).

16. Choice of law. All disputes arising under or relating to this Settlement Agreement shall be governed by, and the terms of this Settlement Agreement shall be construed and interpreted in accordance with, the laws of the State of Wisconsin without regard to conflict of law principles.

17. Governing Law; Submission to Jurisdiction.

(a) This Settlement Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without giving effect to any choice or conflict of law provision or rule (whether of the State of Wisconsin or any other jurisdiction).

(b) Any action to enforce or interpret this Settlement Agreement, or to resolve disputes with respect to this Settlement Agreement shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (except as provided in subsection (b) below). Except as provided in subsection (b) below, arbitration shall be the exclusive dispute resolution process. Any Party may commence arbitration by sending a written demand for arbitration to the other Party. Such demand shall set forth the nature of the matter to be resolved by arbitration. Any arbitration proceeding instituted under this Settlement Agreement shall be conducted in the English language through an office of the American Arbitration Association located in or near Manitowoc County, Wisconsin unless a different location is selected by joint written consent of the Parties. The costs of the arbitration, including any American Arbitration Association administration fee, the arbitrator’s fee, and costs for the use of facilities during the hearings, shall be borne equally by the Parties to the arbitration; provided, however, that the prevailing party shall be entitled to reimbursement of such fees, costs and attorneys’ fees and expenses incurred in connection with the arbitration at the discretion of the arbitrator. All decisions of the arbitrator shall be final, binding, non-appealable and conclusive on all Parties. Judgment may be entered upon any such decision in accordance with applicable law in any court having jurisdiction thereof. The arbitrator (if permitted under applicable law) or such court may issue a writ of execution to enforce the arbitrator’s decision.

(c) The provisions of Section 17 hereof shall not be construed as prohibiting any Party to this Settlement Agreement from applying to any court of competent jurisdiction for such injunctive or other provisional relief as may be necessary to protect that Party from irreparable harm or injury or to preserve the status quo pending resolution of a dispute.

18. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SETTLEMENT AGREEMENT OR THE OTHER ANCILLARY AGREEMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS SETTLEMENT AGREEMENT, THE OTHER ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS SETTLEMENT AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SETTLEMENT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

19. Construction. This Settlement Agreement has been drafted with the assistance of counsel for each Party and shall not be construed in favor of, or against, any Party.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement as of the date first written above.

Jagemann Stamping Company:

BY	/s/ Tom Jagemann
Its	CEO

Enlight Group II, LLC:

BY	/s/ Fred Wagenhals
Its	CEO, Ammo, Inc. - Managing Member

AMMO, Inc.:

BY	/s/ Fred Wagenhals
Its	CEO

EXHIBIT A-1

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

PROMISSORY NOTE A

$5,803,800.00	Manitowoc, Wisconsin
June 26, 2020

FOR VALUE RECEIVED, the undersigned, ENLIGHT GROUP II, a Delaware limited liability company whose principal address is 7681 East Gray Road, Scottsdale, Arizona (“EGII”), and AMMO, INC., a Delaware corporation whose principal address is 7681 East Gray Road, Scottsdale, Arizona (“AMMO”) (EGII and AMMO are individually and together referred to herein as “Borrower”, as the context shall permit or allow), hereby promises to pay to the order of JAGEMANN STAMPING COMPANY, a Wisconsin corporation, whose principal address is 5757 West Custer Street, Manitowoc, Wisconsin 54221-0217 (“Lender”), the principal sum of Five Million Eight Hundred Three Thousand Eight Hundred and 00/100 Dollars ($5,803,800.00), plus interest thereon as set forth below, on or prior to the Maturity Date (as defined in Section 1) to the account of Lender, in accordance with the terms set forth below.

1. Definitions. As used in this Promissory Note A (“Note”), the following terms shall have the following meanings:

“Bankruptcy Default” means any Event of Default described in Sections 6.1(d), 6.1(e) or 6.1(f).

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in Manitowoc, Wisconsin are required to close.

“Closing Date” shall mean June 26, 2020.

“Default” means any act, event, condition or omission which, with the giving of notice or lapse of time, would constitute an Event of Default if uncured or unremedied.

“Dollars” means the lawful currency of the United States.

“Event of Default” means the occurrence of any of the events described in Section 6.1 of this Note.

“Governmental Authority” means any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

“Loan” means the extension of credit made by Lender to Borrower evidenced by this Note.

“Maturity Date” means August 15, 2021, or such earlier date on which the obligations under this Note become due and payable pursuant to the terms hereof.

“Payment Date” means the 10th day of each month of each fiscal year of Borrower; provided that if the 10th day of a month is not a Business Day, the payment due on such date shall be due on the immediately preceding Business Day.

“Person” means any natural person, corporation, limited liability company, joint venture, limited liability partnership, partnership, association, trust or other entity or any Governmental Authority.

“Related Documents” means this Note, the Settlement Agreement, the Use Agreement, the General Business Security Agreements dated as of the date hereof from Borrower to Lender and the Security Agreement dated March 14, 2019 from EGII to Lender, all as amended, restated, replaced, supplemented or otherwise modified from time to time.

“Settlement Agreement” means the Settlement Agreement dated as of the date hereof among Lender, EGII and AMMO.

“Use Agreement” means the Use Agreement dated as of the date hereof between Lender and EGII.

2. Interest Rate; Default Rate; Late Fee.

2.1 Interest Rate. The interest rate to be applied to the unpaid principal balance of the Loan will be a per annum rate equal to the 9.0%. Interest on this Note is computed on an Actual 360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

2.2 Default Rate. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, the unpaid principal balance of the Loan and any accrued and unpaid interest shall bear interest at an annual rate (the “Default Rate”) equal to the rate otherwise in effect under Section 2.1 plus 3.0 percentage points, payable upon demand. On and after the Maturity Date, the unpaid principal balance of the Loan and all accrued interest thereon shall bear interest at the Default Rate, payable upon demand.

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2.3 Late Fee. If a payment is not made on or before the 15th day after its due date, Borrower will be charged 5.00% of the unpaid portion of the regularly scheduled payment.

2.4 Maximum Rate of Interest. Nothing herein contained shall be deemed to require Borrower to pay or be liable for the payment of interest upon the Loan in excess of the maximum legal rate of interest (if there be any maximum) allowable under the laws of the State of Wisconsin. If for any reason interest in excess of the amount as limited in the foregoing sentence shall have been paid hereunder, whether by reason of acceleration of this Note, payment of any penalty or premium, or otherwise, then and in that event, any such excess interest shall constitute and be treated as a payment of principal hereunder and shall operate to reduce the principal balance of the Loan by the amount of such excess, or if in excess of the then outstanding principal balance of the Loan, such excess shall be refunded.

3. Payments.

3.1 Principal and Interest. The unpaid principal balance of the Loan outstanding from time to time, together with accrued interest thereon, shall be repayable in equal monthly installments of principal and interest of $120,477 each. Such payments shall be due on June 26, 2020 and also on each Payment Date, commencing on July 10, 2020, provided, that any remaining outstanding principal balance of the Loan, together with all unpaid accrued interest thereon, shall be repaid in full on the Maturity Date.

3.2 Application of Payments. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal then to any unpaid collection costs; and then to any late charges. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

3.3 Early Payment. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve the Borrower of its obligation to continue to make payments on this Note. Rather, early payments will reduce the principal balance due and may result in Borrower making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: JAGEMANN STAMPING COMPANY, 5757 West Custer Street, Manitowoc, Wisconsin 54221-0217.

3.4 Mandatory Prepayment. Upon the closing of any executed and funded public offering for AMMO (“Offering”), Borrower agrees to remit the following amounts to Lender to be applied as a prepayment of that certain Promissory Note B dated as of the date hereof from Borrower to Lender (“Note B”) and, upon payment in full of Note B, to this Note:

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(a) In the case of an executed and funded Offering in an amount equal to or less than $10,000,000, an amount equal to the lesser of (i) ninety percent (90%) of the proceeds of such Offering or (ii) seventy percent (70%) of then aggregate outstanding balance of this Note and Note B; and

(b) In the case of an executed and funded Offering in an amount greater than $10,000,000, an amount equal to one hundred percent (100%) of then aggregate outstanding balance of this Note and Note B.

4. Prepayment. Borrower may prepay the Loan together with any accrued and unpaid interest thereon at any time in whole or in part without premium or penalty.

5. Representations and Warranties. To induce Lender to make the Loan, Borrower represents and warrants to Lender that:

5.1 Organization; Subsidiaries; Corporate Power. Borrower is a corporation or limited liability company, as applicable, duly organized and validly existing under the laws of the State of Delaware.

5.2 Authorization and Binding Effect. The execution and delivery by Borrower of the Related Documents, and the performance by Borrower of its obligations thereunder: (a) are within its power as a limited liability company and/or corporation, as applicable, (b) have been duly authorized by proper action on the part of the governing body of Borrower, (c) are not in violation of any Requirement of Law, the organizational or charter documents of Borrower or the terms of any agreement, restriction or undertaking to which Borrower is a party or by which Borrower is bound, and (d) do not require the approval or consent of the holders of the equity interests of Borrower, any Governmental Authority or any other Person, other than those obtained and in full force and effect. The Related Documents, when executed and delivered, will constitute the valid and binding obligations of Borrower enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors’ rights and except to the extent that general principles of equity might affect the specific enforcement of such Related Documents.

5.3 Accuracy of Information. All information, certificates or statements given to Lender pursuant to this Note shall be true and complete when given.

6. Events of Default, Acceleration and Remedies.

6.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Note:

(a) Borrower fails to pay all or any portion of any amount due hereunder when the same becomes due and payable, whether at a stated payment date or by acceleration, and such failure continues for ten days following Borrower’s receipt of Lender’s written notice of such failure; or

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(b) any representation or warranty made herein is false in any material respect on the date as of which it is made or as of which the same is to be effective; or

(c) Borrower fails to comply with any term, covenant or agreement contained herein subject to any applicable grace period or cure period; or

(d) Borrower becomes insolvent or fails generally to pay debts as they become due; or

(e) the taking of action by Borrower to become the subject of proceedings under the United States Bankruptcy Code; or the execution by Borrower of a petition to become a debtor under the United States Bankruptcy Code; or the entry of an order for relief under the United States Bankruptcy Code against Borrower; or Borrower making an assignment for the benefit of creditors; or Borrower consenting to the appointment of a custodian, receiver, trustee or other officer with similar powers for it, or for any substantial part of its property; or adjudicating of Borrower as insolvent; or

(f) if any Governmental Authority of competent jurisdiction shall enter an order appointing, without consent of Borrower, as applicable, a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, or with respect to any substantial part of Borrower’s property, or if an order for relief relating to Borrower shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Borrower, or if any petition for any such relief shall be filed against Borrower and such petition shall not be dismissed or stayed within 60 days; or

(g) Any breach, violation, or default shall occur under any of the other Related Documents and shall continue beyond any applicable notice and cure period set forth therein.

6.2 Acceleration. Upon the occurrence of:

(a) any Bankruptcy Default, the unpaid principal balance of the Loan and all accrued and unpaid interest thereon at that time outstanding automatically shall mature and become due, and

(b) any other Event of Default, Lender, at any time, at its option, and without notice or demand, may declare the outstanding principal amount of the Loan and all accrued and unpaid interest thereon, due and payable, whereupon such amounts immediately shall mature and become due and payable, all without presentment, protest or notice, all of which hereby are waived.

6.3 Remedies. Upon the occurrence of any Event of Default, Lender, at its option, may enforce or cause to be enforced any of the rights or remedies accorded to Lender at equity or law, by virtue of this Note, the other Related Documents, by statute or otherwise.

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7. Miscellaneous.

7.1 Waivers. Borrower expressly hereby waives presentment for payment, protest and demand and notice of protest, demand, dishonor, nonpayment, intent to accelerate and acceleration of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower.

7.2 Modifications. This Note may only be amended by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

7.3 Successors and Assigns. This Note shall be binding upon Borrower and upon Borrower’s successors and assigns, and shall inure to the benefit of Lender and its successors and assigns; provided that Borrower’s rights under this Note are not assignable without the prior written consent of Lender.

7.4 Severability. In the event that any provision of this Note is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any Governmental Authority, the validity, legality and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Note.

7.5 Time of the Essence. Time for the performance of the obligations under this Note is of the essence.

7.6 Expenses. Borrower agrees to pay on demand (i) all out-of-pocket expenses incurred by Lender in connection with the administration, amendment or enforcement of this Note and the other Related Documents including the reasonable fees and expenses of Lender’s counsel, (ii) any taxes (including any interest and penalties relating thereto) payable by Lender on or with respect to the transactions contemplated by this Note (Borrower hereby agreeing to indemnify Lender with respect thereto) and (iii) all out-of-pocket expenses, including the reasonable fees and expenses of Lender’s counsel, incurred by Lender in connection with any litigation, proceeding or dispute in any way related to Lender’s relationship with Borrower, whether arising hereunder or otherwise. The obligations of Borrower under this paragraph will survive payment of this Note.

7.7 Governing Law. This Note shall be construed in accordance with and governed by the laws and decisions of the State of Wisconsin.

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7.8 Setoff. As security for payment of this Note, Borrower grants to Lender a security interest in and lien on any credit balance or other money now or hereafter owed Borrower by Lender. In addition, Borrower agrees that Lender may, at any time after the occurrence of an Event of Default, without prior notice, set off against any such credit balance or other money all or any part of this Note, irrespective of whether Lender shall have made demand under this Note and although such obligations may be contingent or unmatured.

7.9 Notices. All notices provided for herein shall be in writing and shall be (a) personally delivered or (b) sent by express or first class mail; and, if to Lender, addressed to it at 5757 West Custer Street, Manitowoc, Wisconsin 54221-0217, attention: Ralph Hardt and, if to Borrower, addressed to it at 7681 East Gray Road, Scottsdale, Arizona 85260, attention: Fred Wagenhals and John Flynn, or to such other address with respect to any party as such party shall notify the others in writing; such notices shall be deemed given when delivered, mailed or so transmitted.

7.10 Joint and Several. If Borrower is comprised of more than one Person, the obligations of such Persons under this Note and the other Related Documents shall be joint and several.

7.11 No Novation. This Note, together with Note B, amends, restates and supersedes in its entirety, and is given as a replacement for, and not in satisfaction of or as a novation with respect to, that certain Promissory Note in the principal amount of

$10,400,000, executed by Borrower in favor of Lender and dated March 14, 2019, as amended to date.

7.12 Jury Waiver. BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN.

7.13 Submission to Jurisdiction; Service of Process. ALL JUDICIAL PROCEEDINGS IN ANY MANNER RELATING TO OR ARISING OUT OF THIS NOTE OR ANY OBLIGATIONS HEREUNDER MAY BE BROUGHT ONLY IN COURTS OF THE STATE OF WISCONSIN LOCATED IN MANITOWOC COUNTY OR THE FEDERAL COURT FOR THE EASTERN DISTRICT OF WISCONSIN. BY EXECUTING AND DELIVERING THIS NOTE, BORROWER IRREVOCABLY:

(a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO BORROWER AT ITS ADDRESS SET FORTH IN THE INTRODUCTORY PARAGRAPH OF THIS NOTE;

(d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND

(e) AGREES THAT LENDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

[remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, this Note has been executed and delivered by Borrower as of the date first set forth above.

BORROWER:

ENLIGHT GROUP II, LLC

BY	/s/ Fred Wagenhals
Name:	Fred Wagenhals
Title:	CEO, Ammo, Inc. - Managing Member

AMMO, INC.

BY	/s/ Fred Wagenhals
Name:	Fred Wagenhals
Title:	CEO

EXHIBIT A-2

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

PROMISSORY NOTE B

$2,635,797.00	Manitowoc, Wisconsin

June 26, 2020

FOR VALUE RECEIVED, the undersigned, ENLIGHT GROUP II, a Delaware limited liability company whose principal address is 7681 East Gray Road, Scottsdale, Arizona (“EGII”), and AMMO, INC., a Delaware corporation whose principal address is 7681 East Gray Road, Scottsdale, Arizona (“AMMO”) (EGII and AMMO are individually and together referred to herein as “Borrower”, as the context shall permit or allow), hereby promises to pay to the order of JAGEMANN STAMPING COMPANY, a Wisconsin corporation, whose principal address is 5757 West Custer Street, Manitowoc, Wisconsin 54221-0217 (“Lender”), the principal sum of Two Million Six Hundred Thirty-Five Thousand Seven Hundred Ninety-Seven and 00/100 Dollars ($2,635,797.00), plus interest thereon as set forth below, on or prior to the Maturity Date (as defined in Section 1) to the account of Lender, in accordance with the terms set forth below.

1. Definitions. As used in this Promissory Note B (“Note”), the following terms shall have the following meanings:

“Bankruptcy Default” means any Event of Default described in Sections 6.1(d), 6.1(e) or 6.1(f).

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in Manitowoc, Wisconsin are required to close.

“Closing Date” shall mean June 26, 2020.

“Default” means any act, event, condition or omission which, with the giving of notice or lapse of time, would constitute an Event of Default if uncured or unremedied.

“Dollars” means the lawful currency of the United States.

“Event of Default” means the occurrence of any of the events described in Section 6.1 of this Note.

“Governmental Authority” means any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

“Loan” means the extension of credit made by Lender to Borrower evidenced by this Note.

“Maturity Date” means August 15, 2021, or such earlier date on which the obligations under this Note become due and payable pursuant to the terms hereof.

“Payment Date” means the 10th day of each month of each fiscal year of Borrower; provided that if the 10th day of a month is not a Business Day, the payment due on such date shall be due on the immediately preceding Business Day.

“Person” means any natural person, corporation, limited liability company, joint venture, limited liability partnership, partnership, association, trust or other entity or any Governmental Authority.

“Related Documents” means this Note, the Settlement Agreement, the Use Agreement, the General Business Security Agreements dated as of the date hereof from Borrower to Lender and the Security Agreement dated March 14, 2019 from EGII to Lender, all as amended, restated, replaced, supplemented or otherwise modified from time to time.

“Settlement Agreement” means the Settlement Agreement dated as of the date hereof among Lender, EGII and AMMO.

“Use Agreement” means the Use Agreement dated as of the date hereof between Lender and EGII.

2. Interest Rate; Default Rate; Late Fee.

2.1 Interest Rate. The interest rate to be applied to the unpaid principal balance of the Loan will be a per annum rate equal to the 9.0%. Interest on this Note is computed on an Actual 360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

2.2 Default Rate. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, the unpaid principal balance of the Loan and any accrued and unpaid interest shall bear interest at an annual rate (the “Default Rate”) equal to the rate otherwise in effect under Section 2.1 plus 3.0 percentage points, payable upon demand. On and after the Maturity Date, the unpaid principal balance of the Loan and all accrued interest thereon shall bear interest at the Default Rate, payable upon demand.

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2.3 Late Fee. If a payment is not made on or before the 15th day after its due date, Borrower will be charged 5.00% of the unpaid portion of the regularly scheduled payment.

2.4 Maximum Rate of Interest. Nothing herein contained shall be deemed to require Borrower to pay or be liable for the payment of interest upon the Loan in excess of the maximum legal rate of interest (if there be any maximum) allowable under the laws of the State of Wisconsin. If for any reason interest in excess of the amount as limited in the foregoing sentence shall have been paid hereunder, whether by reason of acceleration of this Note, payment of any penalty or premium, or otherwise, then and in that event, any such excess interest shall constitute and be treated as a payment of principal hereunder and shall operate to reduce the principal balance of the Loan by the amount of such excess, or if in excess of the then outstanding principal balance of the Loan, such excess shall be refunded.

3. Payments.

3.1 Principal and Interest. The unpaid principal balance of the Loan outstanding from time to time, together with accrued interest thereon, shall be repayable in equal monthly installments of principal and interest of $83,818 each. Such payments shall be due on June 26, 2020 and also on each Payment Date, commencing on July 10, 2020, provided, that any remaining outstanding principal balance of the Loan, together with all unpaid accrued interest thereon, shall be repaid in full on the Maturity Date.

3.2 Application of Payments. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal then to any unpaid collection costs; and then to any late charges. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

3.3 Early Payment. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve the Borrower of its obligation to continue to make payments on this Note. Rather, early payments will reduce the principal balance due and may result in Borrower making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: JAGEMANN STAMPING COMPANY, 5757 West Custer Street, Manitowoc, Wisconsin 54221-0217.

3.4 Mandatory Prepayment. Upon the closing of any executed and funded public offering for AMMO (“Offering”), Borrower agrees to remit the following amounts to Lender to be applied as a prepayment of this Note and, upon payment in full of the this Note, to that certain Promissory Note A dated as of the date hereof from Borrower to Lender ( “Note A”):

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(a) In the case of an executed and funded Offering in an amount equal to or less than $10,000,000, an amount equal to the lesser of (i) ninety percent (90%) of the proceeds of such Offering or (ii) seventy percent (70%) of then aggregate outstanding balance of this Note and Note A; and

(b) In the case of an executed and funded Offering in an amount greater than $10,000,000, an amount equal to one hundred percent (100%) of then aggregate outstanding balance of this Note and Note A.

4. Prepayment. Borrower may prepay the Loan together with any accrued and unpaid interest thereon at any time in whole or in part without premium or penalty.

5. Representations and Warranties. To induce Lender to make the Loan, Borrower represents and warrants to Lender that:

5.1 Organization; Subsidiaries; Corporate Power. Borrower is a corporation or limited liability company, as applicable, duly organized and validly existing under the laws of the State of Delaware.

5.2 Authorization and Binding Effect. The execution and delivery by Borrower of the Related Documents, and the performance by Borrower of its obligations thereunder: (a) are within its power as a limited liability company and/or corporation, as applicable, (b) have been duly authorized by proper action on the part of the governing body of Borrower, (c) are not in violation of any Requirement of Law, the organizational or charter documents of Borrower or the terms of any agreement, restriction or undertaking to which Borrower is a party or by which Borrower is bound, and (d) do not require the approval or consent of the holders of the equity interests of Borrower, any Governmental Authority or any other Person, other than those obtained and in full force and effect. The Related Documents, when executed and delivered, will constitute the valid and binding obligations of Borrower enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors’ rights and except to the extent that general principles of equity might affect the specific enforcement of such Related Documents.

5.3 Accuracy of Information. All information, certificates or statements given to Lender pursuant to this Note shall be true and complete when given.

6. Events of Default, Acceleration and Remedies.

6.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Note:

(a) Borrower fails to pay all or any portion of any amount due hereunder when the same becomes due and payable, whether at a stated payment date or by acceleration, and such failure continues for ten days following Borrower’s receipt of Lender’s written notice of such failure; or

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(b) any representation or warranty made herein is false in any material respect on the date as of which it is made or as of which the same is to be effective; or

(c) Borrower fails to comply with any term, covenant or agreement contained herein subject to any applicable grace period or cure period; or

(d) Borrower becomes insolvent or fails generally to pay debts as they become due; or

(e) the taking of action by Borrower to become the subject of proceedings under the United States Bankruptcy Code; or the execution by Borrower of a petition to become a debtor under the United States Bankruptcy Code; or the entry of an order for relief under the United States Bankruptcy Code against Borrower; or Borrower making an assignment for the benefit of creditors; or Borrower consenting to the appointment of a custodian, receiver, trustee or other officer with similar powers for it, or for any substantial part of its property; or adjudicating of Borrower as insolvent; or

(f) if any Governmental Authority of competent jurisdiction shall enter an order appointing, without consent of Borrower, as applicable, a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, or with respect to any substantial part of Borrower’s property, or if an order for relief relating to Borrower shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Borrower, or if any petition for any such relief shall be filed against Borrower and such petition shall not be dismissed or stayed within 60 days; or

(g) Any breach, violation, or default shall occur under any of the other Related Documents and shall continue beyond any applicable notice and cure period set forth therein.

6.2 Acceleration. Upon the occurrence of:

(a) any Bankruptcy Default, the unpaid principal balance of the Loan and all accrued and unpaid interest thereon at that time outstanding automatically shall mature and become due, and

(b) any other Event of Default, Lender, at any time, at its option, and without notice or demand, may declare the outstanding principal amount of the Loan and all accrued and unpaid interest thereon, due and payable, whereupon such amounts immediately shall mature and become due and payable, all without presentment, protest or notice, all of which hereby are waived.

6.3 Remedies. Upon the occurrence of any Event of Default, Lender, at its option, may enforce or cause to be enforced any of the rights or remedies accorded to Lender at equity or law, by virtue of this Note, the other Related Documents, by statute or otherwise.

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7. Miscellaneous.

7.1 Waivers. Borrower expressly hereby waives presentment for payment, protest and demand and notice of protest, demand, dishonor, nonpayment, intent to accelerate and acceleration of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower.

7.2 Modifications. This Note may only be amended by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

7.3 Successors and Assigns. This Note shall be binding upon Borrower and upon Borrower’s successors and assigns, and shall inure to the benefit of Lender and its successors and assigns; provided that Borrower’s rights under this Note are not assignable without the prior written consent of Lender.

7.4 Severability. In the event that any provision of this Note is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any Governmental Authority, the validity, legality and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Note.

7.5 Time of the Essence. Time for the performance of the obligations under this Note is of the essence.

7.6 Expenses. Borrower agrees to pay on demand (i) all out-of-pocket expenses incurred by Lender in connection with the administration, amendment or enforcement of this Note and the other Related Documents including the reasonable fees and expenses of Lender’s counsel, (ii) any taxes (including any interest and penalties relating thereto) payable by Lender on or with respect to the transactions contemplated by this Note (Borrower hereby agreeing to indemnify Lender with respect thereto) and (iii) all out-of-pocket expenses, including the reasonable fees and expenses of Lender’s counsel, incurred by Lender in connection with any litigation, proceeding or dispute in any way related to Lender’s relationship with Borrower, whether arising hereunder or otherwise. The obligations of Borrower under this paragraph will survive payment of this Note.

7.7 Governing Law. This Note shall be construed in accordance with and governed by the laws and decisions of the State of Wisconsin.

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7.8 Setoff. As security for payment of this Note, Borrower grants to Lender a security interest in and lien on any credit balance or other money now or hereafter owed Borrower by Lender. In addition, Borrower agrees that Lender may, at any time after the occurrence of an Event of Default, without prior notice, set off against any such credit balance or other money all or any part of this Note, irrespective of whether Lender shall have made demand under this Note and although such obligations may be contingent or unmatured.

7.9 Notices. All notices provided for herein shall be in writing and shall be (a) personally delivered or (b) sent by express or first class mail; and, if to Lender, addressed to it at 5757 West Custer Street, Manitowoc, Wisconsin 54221-0217, attention: Ralph Hardt and, if to Borrower, addressed to it at 7681 East Gray Road, Scottsdale, Arizona 85260, attention: Fred Wagenhals and John Flynn, or to such other address with respect to any party as such party shall notify the others in writing; such notices shall be deemed given when delivered, mailed or so transmitted.

7.10 Joint and Several. If Borrower is comprised of more than one Person, the obligations of such Persons under this Note and the other Related Documents shall be joint and several.

7.11 No Novation. This Note, together with Note A, amends, restates and supersedes in its entirety, and is given as a replacement for, and not in satisfaction of or as a novation with respect to, that certain Promissory Note in the principal amount of

$10,400,000, executed by Borrower in favor of Lender and dated March 14, 2019, as amended to date.

7.12 Jury Waiver. BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN.

7.13 Submission to Jurisdiction; Service of Process. ALL JUDICIAL PROCEEDINGS IN ANY MANNER RELATING TO OR ARISING OUT OF THIS NOTE OR ANY OBLIGATIONS HEREUNDER MAY BE BROUGHT ONLY IN COURTS OF THE STATE OF WISCONSIN LOCATED IN MANITOWOC COUNTY OR THE FEDERAL COURT FOR THE EASTERN DISTRICT OF WISCONSIN. BY EXECUTING AND DELIVERING THIS NOTE, BORROWER IRREVOCABLY:

(a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO BORROWER AT ITS ADDRESS SET FORTH IN THE INTRODUCTORY PARAGRAPH OF THIS NOTE;

(d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND

(e) AGREES THAT LENDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

[remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, this Note has been executed and delivered by Borrower as of the date first set forth above.

BORROWER:

ENLIGHT GROUP II, LLC

BY	/s/ Fred Wagenhals
Name:	Fred Wagenhals
Title:	CEO, Ammo, Inc. - Managing Member

AMMO, INC.
BY	/s/ Fred Wagenhals
Name:	Fred Wagenhals
Title:	CEO

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EXHIBIT B

USE AGREEMENT

[Intentionally Withheld]

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EXHIBIT C

SUBJECT INVENTORY

[Intentionally Withheld]

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(c) Deposit with Lender. At any time Lender may require that all proceeds of Collateral received by Debtor shall be held by Debtor upon an express trust for Lender, shall not be commingled with any other funds or property of Debtor and shall be turned over to Lender in precisely the form received (but endorsed by Debtor if necessary for collection) not later than the business day following the day of their receipt. Except as provided in Section 4(d) below, all proceeds of Collateral received by Lender directly or from Debtor shall be applied against the Obligations in such order and at such times as Lender shall determine.

(d) Accounting. If the extent to which Lender's security interest in the Collateral is a purchase money security interest depends on the application of a payment to a particular obligation of Debtor, the payment shall first be applied to obligations of Debtor for which Debtor did not create a security interest in the order in which those obligations were incurred and then to obligations of Debtor for which Debtor did create a security interest, including the Obligations secured by the Collateral, in the order in which those obligations were incurred; provided, however, that Lender shall retain its security interest in all Collateral regardless of the allocation of payments.

5. PERSONS BOUND AND OTHER PROVISIONS

Each person signing this Agreement is a Debtor. All Debtors are jointly and severally liable under this Agreement. This Agreement benefits Lender, its successors and assigns, and binds Debtor(s) and their respective heirs, personal representatives, successors and assigns and shall bind all persons and entities who become bound as a debtor to this Agreement. All security interests granted Lender under existing security agreements between Debtor and Lender shall remain in full force and effect in accordance with their terms, provided, however, if checked here ☐, this Agreement amends and restates in their entirety the provisions of all existing General Business Security Agreements between Debtor and Lender except that the security interests granted to Lender under those existing security agreements shall remain in full force and effect but subject to the provisions of this Agreement. Debtor acknowledges receipt of a completed copy of this Agreement. **THIS AGREEMENT INCLUDES THE ADDITIONAL PROVISIONS ON PAGES 3 & 4.**

AMMO, INC. (SEAL) DEBTOR	By: [signature]
(SEAL) DEBTOR	(C.E.O.) TITLE
Address: 7681 E. Gray Road, Scottsdale, AZ 85260 SEE SECTION 2(j) and (k)	*
	By:
(Delaware corporation) TYPE OF ORGANIZATION	( ) TITLE
	*

General Business Security Agreement
Page 2 of 4

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(c) Deposit with Lender. At any time Lender may require that all proceeds of Collateral received by Debtor shall be held by Debtor upon an express trust for Lender, shall not be commingled with any other funds or property of Debtor and shall be turned over to Lender in precisely the form received (but endorsed by Debtor if necessary for collection) not later than the business day following the day of their receipt. Except as provided in Section 4(d) below, all proceeds of Collateral received by Lender directly or from Debtor shall be applied against the Obligations in such order and at such times as Lender shall determine.

(d) Accounting. If the extent to which Lender's security interest in the Collateral is a purchase money security interest depends on the application of a payment to a particular obligation of Debtor, the payment shall first be applied to obligations of Debtor for which Debtor did not create a security interest in the order in which those obligations were incurred and then to obligations of Debtor for which Debtor did create a security interest, including the Obligations secured by the Collateral, in the order in which those obligations were incurred; provided, however, that Lender shall retain its security interest in all Collateral regardless of the allocation of payments.

5. PERSONS BOUND AND OTHER PROVISIONS

Each person signing this Agreement is a Debtor. All Debtors are jointly and severally liable under this Agreement. This Agreement benefits Lender, its successors and assigns, and binds Debtor(s) and their respective heirs, personal representatives, successors and assigns and shall bind all persons and entities who become bound as a debtor to this Agreement. All security interests granted Lender under existing security agreements between Debtor and Lender shall remain in full force and effect in accordance with their terms, provided, however, if checked here ☐, this Agreement amends and restates in their entirety the provisions of all existing General Business Security Agreements between Debtor and Lender except that the security interests granted to Lender under those existing security agreements shall remain in full force and effect but subject to the provisions of this Agreement. Debtor acknowledges receipt of a completed copy of this Agreement. **THIS AGREEMENT INCLUDES THE ADDITIONAL PROVISIONS ON PAGES 3 & 4.**

ENLIGHT GROUP II, LLC (SEAL) DEBTOR	By: [signature]
(SEAL) DEBTOR	(Ammo, Inc. CEO - Managing Member) TITLE
Address: 5757 West Custer Street, Manitowoc, WI 54220 SEE SECTION 2(j) and (k)	*
	By:
(Delaware limited liability company) TYPE OF ORGANIZATION	( ) TITLE
	*

General Business Security Agreement
Page 2 of 4

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